UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
____________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

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GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop	Kalispell,	Montana	59901
(Address of principal executive offices)			(Zip Code)

(406)	756-4200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2020 Annual Meeting of Shareholders of Glacier Bancorp, Inc. (the “Company”) was held virtually on April 29, 2020. The following matters were voted upon at the 2020 virtual Annual Meeting:
1. The election of nine directors to serve on the board of directors until the 2021 annual meeting.
2. Consideration of an advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers.
3. Ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
The following is a summary of the voting results for the matters voted upon by the shareholders.
1. Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
David C. Boyles	71,069,144	545,136	9,113,796
Randall M. Chesler	71,092,194	522,086	9,113,796
Sherry L. Cladouhos	71,044,571	569,709	9,113,796
James M. English	68,832,854	2,781,426	9,113,796
Annie M. Goodwin	71,095,775	518,505	9,113,796
Craig A. Langel	70,261,881	1,352,399	9,113,796
Douglas J. McBride	70,259,681	1,354,599	9,113,796
John W. Murdoch	70,271,276	1,343,004	9,113,796
George R. Sutton	71,076,473	537,807	9,113,796
Receiving a plurality of the votes cast, those nominated are the newly elected directors of the Company. They will hold office until their successors are elected and qualified or until they resign or are removed from office.
2. Advisory (Non-Binding) Resolution to Approve Named Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,398,861	1,855,430	359,989	9,113,796
The advisory resolution to approve the compensation of the Company’s named executive officers is approved.
3. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
80,236,158	406,817	85,101
BKD, LLP is ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 4, 2020	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and Chief Executive Officer